UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

OREXIGEN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33415	65-1178822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 N. Torrey Pines Ct., Suite 200, La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 875-8600

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 1, 2016, the transition period under that certain Separation Agreement (the “Separation Agreement”) between Orexigen Therapeutics, Inc. (“Orexigen” or the “Company”) and Takeda Pharmaceutical Company Limited (“Takeda”), dated March 15, 2016 (the “Separation Agreement”), terminated and the Company reacquired all commercial rights to Contrave® in the United States. The Company made an initial payment of $60 million to Takeda in March 2016 (the “Initial Payment”) and will pay an additional $15 million to Takeda in January 2017 (the “January 2017 Payment”) provided that Takeda substantially performs its obligations under the Separation Agreement and related agreements, including certain specified activities. The source of funds for the Initial Payment and the January 2017 Payment was, and will be, from the Company’s cash on hand. The Company may also be obligated to pay Takeda milestone payments of $10 million, $20 million, $30 million and $50 million, based on the achievement of annual Contrave® net sales milestones of $200 million, $300 million $400 million and $600 million, respectively, in any future year.

A more detailed summary of the material terms of the Separation Agreement is set forth in Item 1.01 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 15, 2016. A redacted copy of the Separation Agreement is Exhibit 10.9 to Company’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2016, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

For the three months ended June 30, 2016, the Company earned approximately $2.5 million in royalties on $12.3 million in net sales of Contrave® (naltrexone HCl/bupropion HCl extended release), as reported to us by Takeda.

Item 8.01	Other Events

Reference is made to the disclosure under Item 2.01 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statement of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment to this Current Report on Form 8-K as soon as practicable, and in any event not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1*	Separation Agreement dated as of March 15, 2016 by and between the Company and Takeda, filed with the Company’s Quarterly Report on Form 10-Q on May 5, 2016, and incorporated herein by reference.

* Confidential treatment has been granted or requested, as applicable for portions of this exhibit. These portions have been omitted from the exhibit and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2016	OREXIGEN THERAPEUTICS, INC.

/s/ Michael Narachi
By: Michael Narachi
Title: Chief Executive Officer

Exhibit Number	Description of Exhibit

2.1*	Separation Agreement dated as of March 15, 2016 by and between the Company and Takeda, filed with the Company’s Quarterly Report on Form 10-Q on May 5, 2016, and incorporated herein by reference.

* Confidential treatment has been granted or requested, as applicable for portions of this exhibit. These portions have been omitted from the exhibit and filed separately with the SEC.